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                                                                    EXHIBIT 23.2


                        CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm under the caption "Experts" and to the use of our report dated February 4, 1999, in Amendment No. 1 to the Registration Statement (Form S-3 No. 333-64481) and related Prospectus of CMC Securities Corporation IV for the Registration of $1,000,000 of Collateralized Mortgage Obligations (Issuable in Series).


                                                          /s/ ERNST & YOUNG LLP

                                                          Ernst & Young LLP




Dallas, Texas
May 18, 1999